UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2008

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)            (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment No. 4 to Credit Agreement

On December 2, 2008, Select Comfort Corporation entered into Amendment No. 4 (“Amendment No. 4”) to our existing Credit Agreement dated as of June 9, 2006, as previously amended by the First Amendment effective as of June 28, 2007, the Second Amendment effective as of February 1, 2008, and the Third Amendment effective as of May 30, 2008 (the “Credit Agreement”).  The parties to Amendment No. 4 are Select Comfort Corporation, Select Comfort Retail Corporation, JPMorgan Chase Bank, National Association, as Administrative Agent and as Collateral Agent, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, National Association, Bank of America, N.A., Citicorp USA, Inc., Wells Fargo Bank, National Association and Branch Banking and Trust Co., as Lenders.

Amendment No. 4 deferred to January 3, 2009 a reduction in the amount available under the line of credit to $85,000,000 that was scheduled to become effective as of December 1, 2008.  Amendment No. 4 eliminates certain liquidity covenants from the Credit Agreement, and reduces the aggregate amount of the Lenders’ commitments from $100,000,000 to $90,000,000 as of December 1, 2008, to $85,000,000 as of January 3, 2009 and to $80,000,000 as of July 1, 2009.  Additionally, under Amendment No. 4, the interest rate associated with borrowing under the credit facility includes a Eurocurrency spread of 5.00%, a facility fee of 0.50% and an ABR spread of 4.00%.  These rates would decline beginning December 31, 2008 if we achieve certain specified leverage ratios.  We are also preparing, with the assistance of AlixPartners, an assessment of our business plans and available alternatives, to be in form and substance reasonably satisfactory to the Administrative Agent, for delivery to the Lenders by December 15, 2008 under the terms of Amendment No. 4.  Pursuant to Amendment No. 4, the Lenders waived compliance with the EBITDA covenant of the Credit Agreement for the period ending on November 30, 2008.

The aforementioned description of Amendment No. 4 is qualified in its entirety by reference to the complete terms of Amendment No. 4, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1                             Amendment No. 4 to Credit Agreement, dated as of December 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: December 8, 2008	By:
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.                    Description
10.1                                Amendment No. 4 to Credit Agreement, dated as of December 2, 2008.